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                                                                    Exhibit 10.4








                          DEBT RESTRUCTURING AGREEMENT

                                  10 APRIL 2001


                                      AMONG

                       CORRAL PETROLEUM HOLDINGS AB (PUBL)

                                       AND

                            PREEM HOLDINGS AB (PUBL)

                                       AND

                               PREEM PETROLEUM AB


                        MANNHEIMER SWARTLING ADVOKATBYRA







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This DEBT RESTRUCTURING AGREEMENT is dated as of 10 April 2001 among:

CORRAL PETROLEUM HOLDINGS AB (PUBL), reg. no. 556477-1284, ("CORRAL");

PREEM HOLDINGS AB (PUBL), reg. no. 556206-9673, ("HOLDINGS"); and

PREEM PETROLEUM AB, reg. no. 556072-6977, ("PREEM PETROLEUM").



1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      "AGREEMENT" means this Debt Restructuring Agreement.

      "ASSIGNED SHAREHOLDER LOAN AMOUNT" means the outstanding amount under the Existing Shareholder Loan less the Repaid Shareholder Loan Amount.

      "BUSINESS DAY" means a day (other than a Saturday or Sunday) which is not a public holiday and on which banks are open for general business in Stockholm.

      "EFFECTIVE DATE" means the day on which the Gross Note Proceeds, after deduction of fees payable and expenses reimbursable pursuant to the terms of the Purchase Agreement, are payable to Holdings pursuant to the terms of the Purchase Agreement.

      "EURO" or "EUR" means the single currency of the member states of the European Union that adopt the euro as its currency in accordance with legislation of the European Union relating to European Economic and Monetary Union.

      "EXISTING SHAREHOLDER LOAN" means the shareholder loan from Corral to Preem Petroleum in the total principal amount of SEK 2,259 million, as evidenced by a loan agreement dated 31 December 2000.

      "GROSS NOTE PROCEEDS" means the total gross amount payable to the Initial Purchasers (as defined in the Purchase Agreement) upon the issuance of the Notes.

      "NET NOTE PROCEEDS" means the Gross Note Proceeds after deduction of (i) all fees, discounts, costs and expenses incurred in connection with the issuance of the Notes, and (ii) an amount equal to one interest payment on the Notes.

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                                                                            2(2)
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      "NEW SHAREHOLDER LOAN NO. 1A" means the loan under the Shareholder Loan
      Agreement No. 1A entered into on or about the date hereof between Holdings as lender and Preem Petroleum as borrower.

      "NEW SHAREHOLDER LOAN NO. 1B" means any present and future loan under the Shareholder Loan Agreement No. 1B entered into on or about the date hereof between Holdings as lender and Preem Petroleum as borrower.

      "NEW SHAREHOLDER LOAN NO. 2" means the loan under the Shareholder Loan Agreement No. 2 entered into on or about the date hereof between Corral as lender and Holdings as borrower.

      "NOTES" means the notes issued under the Indenture dated on or about the date hereof between Holdings and the Trustee.

      "PAYMENT AMOUNT" means SEK 2,259 million less the SEK Equivalent of the difference between the Gross Note Proceeds and the Net Note Proceeds.

      "PURCHASE AGREEMENT" means the purchase agreement dated 10 April 2001 among Holdings, Deutsche Bank AG, London and UBS AG, acting through its business group UBS Warburg.

      "REPAID SHAREHOLDER LOAN AMOUNT" means so much of the outstanding amount under the Existing Shareholder Loan as is equal to the Payment Amount.

      "SEK EQUIVALENT" means an amount in euro converted into Swedish Kronor at the spot rate of exchange for purchasing Swedish Kronor with payment in euro and with delivery on the Effective Date.

      "SWEDISH KRONOR" or "SEK" means the lawful currency of Sweden.

      "TRUSTEE" means Bankers Trust Company.

1.2   INTERPRETATION

1.2.1 A reference in this Agreement or in any other document referred to herein or delivered in connection herewith to a statute or any provision thereof shall refer also to that statute or provision as amended or re-enacted.

1.2.2 A reference in this Agreement or in any other document referred to herein or delivered in connection herewith to an agreement or document shall refer also to such agreement or document as amended, varied or supplemented and shall include all appendices and other attachments.

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                                                                            3(3)
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2.    DISBURSEMENTS

2.1 Holdings shall use the SEK Equivalent of the Net Note Proceeds as a disbursement to Preem Petroleum for a part of the amount of the New Shareholder Loan No. 1A.

2.2 Preem Petroleum shall use an amount disbursed by Holdings pursuant to Clause 2.1 equal to the Payment Amount to repay the Repaid Shareholder Loan Amount to Corral.

2.3 All rights to the Assigned Shareholder Loan Amount shall be assigned by Corral to Holdings on the Effective Date, so that the Assigned Shareholder Loan Amount is owed by Preem Petroleum to Holdings.

2.4 The amount disbursed by Holdings to Preem Petroleum pursuant to Clause 2.1 together with a part of the Assigned Shareholder Loan Amount equal to the SEK Equivalent of the difference between the Gross Note Proceeds and the Net Note Proceeds shall constitute the New Shareholder Loan No. 1A.

2.5 Any remaining amount of the Assigned Shareholder Loan Amount (after deduction of the amount referred to in Clause 2.4) shall constitute the New Shareholder Loan No. 1B.

2.6 In consideration of the assignment of the Assigned Shareholder Loan Amount pursuant to Clause 2.3, Holdings shall agree to repay to Corral an amount equal to the Assigned Shareholder Loan Amount. Such debt shall constitute the New Shareholder Loan No. 2.

2.7 Following the transactions described in Clauses 2.1 to 2.6, the following loans shall be in place:

      (a)   The New Shareholder Loan No. 1A owed by Preem Petroleum to Holdings.

      (b)   The New Shareholder Loan No. 1B owed by Preem Petroleum to Holdings.

      (c)   The New Shareholder Loan No. 2 owed by Holdings to Corral.

2.8 Upon completion of the transactions described in Clauses 2.1 to 2.6, there shall be no debt owed directly by Preem Petroleum to Corral in respect of the Existing Shareholder Loan.

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                                                                            4(4)
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3.    PAYMENT INSTRUCTIONS AND CALCULATIONS

3.1 On the Effective Date the SEK Equivalent of the Net Note Proceeds shall be paid to Preem Petroleum for value on such date (at such time as is customary for the settlement of transactions in Swedish Kronor) and in immediately available funds to the account at such bank as Preem Petroleum has designated.

3.2 Upon receipt of the SEK Equivalent of the Net Note Proceeds, Preem Petroleum shall pay an amount equal to the Payment Amount to Corral for value on the same date (at such time as is customary for the settlement of transactions in Swedish Kronor) and in immediately available funds to the account at such bank as Corral has designated.

3.3 Any designation by Preem Petroleum or Corral of a bank account shall be notified to the other parties before the Effective Date.

3.4   On the Effective Date all parties shall sign a confirmation in the form of
      SCHEDULE 1 setting out the exact amounts for the transactions described in Clause 2 (Disbursements). Existing loan notes evidencing the Existing Shareholder Loan shall be cancelled on the Effective Date.

4.    MISCELLANEOUS

4.1 No party may assign, transfer, novate or dispose of any of, or any interest in, its rights and/or obligations under this Agreement.

4.2 No amendment to this Agreement shall be effective against any party unless made in writing and signed by such party.

4.3 No delay or omission in exercising any powers or privileges hereunder shall be construed as a waiver thereof or an acquiescence therewith. Any exercise of any part of the rights shall not preclude subsequent enforcement of any such rights which have not, or have not fully, been exercised.

5.    NOTICES

5.1 All notices or other communications under or in connection with this Agreement shall be in the English language and be given by letter or by telefax (and, in the case of telefax, confirmed by letter). Any such notice will be deemed to be given as follows:

      (a) if by letter, when delivered to the address notified in accordance with Clause 5.3; and

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                                                                            5(5)
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      (b)   if by telefax, when received.

5.2 Any notice received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

5.3 The address and telefax number of each party for all notices under or in connection with this Agreement are:

      Corral:            Corral Petroleum Holdings AB (publ)
                         Attention: Managing Director
                         Biblioteksgatan 29
                         P.O. Box 5785
                         SE-114 87 Stockholm
                         Sweden
                         Telephone: +46 8 614 13 00
                         Telefax: +46 8 614 13 14

      Holdings:          Preem Holdings AB (publ)
                         Attention: Richard Ohman
                         Biblioteksgatan 29
                         P.O. Box 5785
                         SE-114 87 Stockholm
                         Sweden
                         Telephone: +46 8 614 13 00
                         Telefax: +46 8 614 13 14

      Preem Petroleum:   Preem Petroleum AB
                         Attention: Chief Financial Officer
                         Sandhamnsgatan 51
                         P.O. Box 27800
                         SE-115 90 Stockholm
                         Sweden
                         Telephone: +46 8 450 10 00
                         Telefax: +46 8 450 10 55

      or any other address notified by one party to the other parties by not less than five (5) Business Days' notice.

6.    GOVERNING LAW AND JURISDICTION

6.1 This Agreement shall be governed by and construed in accordance with Swedish law.

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                                                                            6(6)
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6.2   The courts of Sweden shall have non-exclusive jurisdiction over matters arising out of or in connection with this Agreement. The City Court of Stockholm shall be court of first instance.

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                                                                            7(7)
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IN WITNESS WHEREOF, this Agreement has been signed in thee (3) originals, of which the parties have received one each.


CORRAL PETROLEUM HOLDINGS AB (publ)


/s/ Richard Ohman
--------------------------
Name: Richard Ohman


PREEM HOLDINGS AB (publ)


/s/ Karim Karaman                  /s/ Lars Nelson
--------------------------         ----------------------------
Name: Karim Karaman                Name: Lars Nelson


PREEM PETROLEUM AB


/s/ Richard Ohman                  /s/ Lars Nelson
--------------------------         ----------------------------
Name: Richard Ohman                Name: Lars Nelson



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                                                                            1(1)
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                                                                      SCHEDULE 1


                              FORM OF CONFIRMATION



This CONFIRMATION is entered into in connection with the Debt Restructuring Agreement entered into among Corral Petroleum Holdings AB (publ), Preem Holdings AB (publ) and Preem Petroleum AB on 10 April 2001 (the "AGREEMENT"). Terms defined in the Agreement shall have the same meanings when used herein.

(a)   The Effective Date is: [DATE]

(b)   The Gross Note Proceeds amount to: EUR [AMOUNT]

(c)   The Net Note Proceeds amount to: EUR [AMOUNT]

(d)   The spot rate of exchange for EUR/SEK is: [FIGURE]

(e)   The Repaid Shareholder Loan Amount is: SEK [PAYMENT AMOUNT]

(f) The Assigned Shareholder Loan Amount is: SEK [EXISTING SHAREHOLDER LOAN LESS REPAID SHAREHOLDER LOAN]

(g) The New Shareholder Loan No. 1A amounts to: SEK [SEK EQUIVALENT OF GROSS NOTE PROCEEDS]

(h)   The New Shareholder Loan No. 1B amounts to: SEK [ZERO]

(i)   The New Shareholder Loan No. 2 amounts to: SEK [ASSIGNED SHAREHOLDER LOAN]



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                                                                            2(2)
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PREEM HOLDINGS AB (publ)           CORRAL PETROLEUM HOLDINGS AB (publ)


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Name:                              Name:


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Name:


PREEM PETROLEUM AB


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Name:


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Name